MUNCY COLUMBIA FINANCIAL CORPORATION 8-K/A

EXHIBIT 99.2

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED COMBINED FINANCIAL INFORMATION

The unaudited pro forma condensed consolidated combined financial information has been prepared using the acquisition method of accounting under the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, ASC 805, “Business Combinations”, giving effect to CCFNB Bancorp, Inc.’s (“CCFNB”) acquisition of Muncy Bank Financial, Inc. (“MBF”). In connection with the transaction, CCFNB changed its name to Muncy Columbia Financial Corporation (“MCFC”) concurrently with the completion of the merger on November 11, 2023. Under the acquisition method of accounting, MBF’s assets and liabilities as of the date of the acquisition will be recorded at their respective fair values and added to those of MCFC. Any difference between the purchase price for MBF and the fair value of the identifiable net assets acquired (including core deposit intangibles) will be recorded as goodwill. The goodwill resulting from the acquisition will not be amortized to expense, but instead will be reviewed for impairment at least annually. Any core deposit intangible and other intangible assets with estimated useful lives to be recorded by MCFC in connection with the acquisition will be amortized to expense over their estimated useful lives. The financial statements of MCFC issued after the acquisition will reflect the results attributable to the acquired operations of MBF beginning on the date of completion of the acquisition. The merger was consummated on November 11, 2023.

The unaudited pro forma condensed consolidated combined financial information and accompanying notes are based on and should be read in conjunction with (i) the historical audited consolidated financial statements of CCFNB and the related notes for the year ended December 31, 2022 included in CCFNB’s Registration Statement on Form S-4 as originally filed with the Securities and Exchange Commission (the “Commission”) on June 29, 2023 (File No. 333-273023) and as thereafter amended (the “Registration Statement”), (ii) the historical unaudited consolidated financial statements of CCFNB and the related notes for the nine months ended September 30, 2023 included in CCFNB’s Quarterly Report on Form 10-Q filed with the Commission on November 9, 2023, (iii) the historical audited consolidated financial statements of MBF and the related notes for the year ended December 31, 2022 included in the Registration Statement, and (iv) the historical unaudited consolidated financial statements of MBF for the nine months ended September 30, 2023, which are included in this Current Report on Form 8-K as Exhibit 99.1.

The unaudited pro forma condensed consolidated combined financial information is provided for illustrative information purposes only. The unaudited pro forma condensed consolidated combined financial information is not necessarily, and should not be assumed to be, an indication of the actual results that would have been achieved had the merger been completed as of the dates indicated or that may be achieved in the future. The unaudited pro forma condensed consolidated combined financial statements have been prepared in accordance with Article 11 of Regulation S-X, Pro Forma Information, which requires the depiction of the accounting for the transaction. The unaudited pro forma condensed consolidated combined financial information also does not consider any potential effects of changes in market conditions, revenue enhancements, or expense efficiencies, among other factors.

The unaudited pro forma condensed consolidated combined balance sheet as of September 30, 2023 gives effect to the merger as if the transaction occurred September 30, 2023. The unaudited pro forma condensed consolidated combined statements of income for the nine months ended September 30, 2023 and the year ended December 31, 2022 give effect to the merger as if the transaction occurred on the first day of the year and nine months periods presented.

1 | P a g e

The unaudited pro forma condensed consolidated combined financial statements were prepared with MCFC as the accounting acquirer and MBF as the accounting acquiree under the acquisition method of accounting. Accordingly, the consideration paid by MCFC to complete the acquisition of MBF will be allocated to MBF’s assets and liabilities based upon their estimated fair values as of the date of completion of the acquisition. The fair value adjustments made to the acquired assets and liabilities of MBF are considered preliminary at this time and are subject to change as MCFC finalizes its fair value determinations. There can be no assurance that the final determination will not result in material changes from the amounts presented in these unaudited pro forma condensed consolidated combined financial statements. The pro forma calculations, shown below, include a closing share price of $37.00, which represents the closing price of CCFNB’s common stock on November 10, 2023.

The unaudited pro forma condensed consolidated combined income statement and earnings per share data do not include anticipated cost savings or revenue enhancements, nor do they include one-time merger-related expenses which will be expensed against income, or a one-time provision expense of $2.9 million related to ASC 326 Current Expected Credit Losses (“CECL”) allowance for credit losses for non-PCD loans. MCFC is currently in the process of assessing the two companies’ personnel, benefits plans, premises, equipment, computer systems and service contracts to determine where the companies may take advantage of redundancies or where it will be beneficial or necessary to convert to one system. Certain decisions arising from these assessments may involve canceling contracts between either MCFC or MBF and certain service providers. There is no assurance that the anticipated cost savings will be realized on the anticipated time schedule or at all.

The pro forma combined basic and diluted earnings per share of MCFC common stock are based on the pro forma combined net income per common share for MCFC and MBF divided by the pro forma basic or diluted common shares of the combined entities. The pro forma information includes adjustments related to the fair value of assets and liabilities of MBF and is subject to adjustment as additional information becomes available and as final merger data analyses are performed.

The pro forma condensed consolidated combined balance sheet and book value per share data do include the impact of merger related expenses on the balance sheet with MBF’s after-tax charges currently estimated at $2.7 million, illustrated as a transaction adjustment to accrued other liabilities, MCFC’s after-tax estimated charges of $1.5 million, illustrated as a decrease to retained earnings and to accrued other liabilities, and the one-time provision expense of $5.3 million related to CECL allowance for credit losses for non-PCD loans shown as an increase in the allowance for credit losses and a decrease in retained earnings. The pro forma combined book value per share of MCFC common stock is based on the pro forma combined common stockholders’ equity of MCFC and MBF divided by total pro forma common shares of the combined entities.

The unaudited pro forma data are qualified by the statements set forth under this caption and should not be considered indicative of the market value of MCFC common stock or the actual or future results of operations of MCFC for any period. Actual results may be materially different than the pro forma information presented.

2 | P a g e

Unaudited Pro Forma Condensed Consolidated Combined Balance Sheets as of September 30, 2023

($ In Thousands, Except Per Share Data)

	CCFNB Bancorp, Inc.	Muncy Bank Financial, Inc.	Transaction Accounting Adjustments		Combined Muncy Columbia Financial Corporation
Assets:
Cash and due from banks	$8,209	$4,930	$—		$13,139
Interest-bearing deposits in other banks	9,232	2,068	(9	) (1)
Total cash and cash equivalents	17,441	6,998	(9)		24,430

Interest-bearing time deposits	—	989	(13	) (3)	976
Available-for-sale debt securities, at fair value	321,572	89,982	49	(3)	411,603
Marketable equity securities, at fair value	812	353	—		1,165
Restricted investment in bank stocks, at cost	3,968	5,245	—		9,213
Loans held for sale	607	—	—		607
Loans receivable	556,255	515,388	(25,310	) (4)	1,046,333
Allowance for credit losses	(6,094)	(5,153)	2,006	(5)	(9,241)
Loans, net	550,161	510,235	(23,304)		1,037,092

Premises and equipment, net	12,467	17,338	(2,549	) (6)	27,256
Accrued interest receivable	2,664	2,303	—		4,967
Bank-owned life insurance	22,239	17,752	—		39,991
Investment in limited partnerships	5,951	—	—		5,951
Deferred tax asset, net	8,187	6,493	2,507	(7)	17,187
Goodwill	7,937	—	19,861	(1)	27,798
Core deposit intangible, net	—	—	12,078	(8)	12,078
Other assets	3,574	2,777	464	(8)	6,815
Total assets	$957,580	$660,465	9,084		$1,627,129

Liabilities:
Interest-bearing deposits	$474,687	$414,575	—		$889,262
Noninterest-bearing deposits	165,888	106,881	(1,895	) (9)	270,874
Total deposits	640,575	521,456	(1,895)		1,160,136

Short-term borrowings	199,083	41,473	—		240,556
Long-term borrowings	25,021	46,401	(999	) (10)	70,423
Accrued interest payable	518	1,267	—		1,785
Other liabilities	3,957	5,986	5,200	(11)	15,143
Total liabilities	869,154	616,583	2,306		1,488,043

Shareholders' equity:
Common stock, par value	2,932	747	1,114	(1)(2)	4,793
Additional paid-in capital	30,092	9,297	43,934	(1)(2)	83,323
Retained earnings	92,594	56,611	(61,043	) (2)(5)(11)	88,162
Accumulated other comprehensive loss	(27,402)	(18,791)	18,791	(2)	(27,402)
Treasury stock	(9,790)	(3,982)	3,982	(2)	(9,790)
Total shareholders' equity	88,426	43,882	6,778		139,086
Total liabilities and shareholders' equity	$957,580	$660,465	9,084		$1,627,129

Per share data:
Common shares outstanding	2,080,723	1,608,358	(119,398	) (1)	3,569,683
Book value per share	$42.50	$27.28			$38.96

3 | P a g e

Unaudited Pro Forma Condensed Consolidated Combined Statements of Income for the Nine Months Ended
September 30, 2023

($ In Thousands, Except Per Share Data)

	CCFNB Bancorp, Inc.	Muncy Bank Financial, Inc., Inc.	Transaction Accounting Adjustments		Pro Forma Combined Muncy Columbia Financial Corporation
Interest and Dividend Income
Interest and fees on loans	$19,535	$19,504	$8,223	(4)	$47,262
Interest on investment securities	4,039	1,858	1,528	(3)	7,425
Dividend and other interest income	222	212	—		434
Federal funds sold	1	—	—		1
Deposits in other banks	169	82	13	(3)	264
Total interest and dividend income	23,966	21,656	9,764		55,387

Interest Expense
Deposits	2,299	6,246	1,155	(9)	9,700
Short-term borrowings	6,248	1,007	—		7,255
Long-term borrowings	414	1,064	229	(10)	1,707
Total interest expense	8,961	8,317	1,384		18,662
Net interest income	15,005	13,339	8,380		36,725
(Credit) provision for credit losses	(593)	(121)	—		(714)
Net interest income after provision for credit losses	15,598	13,460	8,380		37,439

Non-Interest Income
Service charges and fees	1,516	708	—		2,224
Gain on sale of loans	193	73	—		266
Earnings on bank-owned life insurance	335	305	—		640
Brokerage	425	160	—		585
Trust	613	—	—		613
Losses on marketable equity securities	(265)	(31)	—		(296)
Realized gains on available-for-sale debt securities, net	—	—			—
Interchange fees	1,294	832			2,126
Other	743	255	—		998
Total non-interest income	4,854	2,302	—		7,156

Non-Interest Expense
Salaries and employee benefits	7,307	6,234	—		13,541
Occupancy	969	873	(20	) (6)	1,822
Furniture and equipment	1,546	1,204	—		2,750
Pennsylvania shares tax	234	241	—		475
Professional fees	985	402	—		1,387
Director's fees	227	208			435
Federal deposit insurance	327	171			498
Telecommunications	243	70			313
Automated teller machine and interchange	221	378	—		599
Merger-related expenses	1,206	355	(1,561	) (11)	—
Other non-interest expense	1,682	1,279	1,710	(8)	4,671
Total non-interest expense	14,947	11,415	129		26,491
Income Before Income Tax Provision	5,505	4,347	8,251		18,104
Income tax provision	932	673	1,512	(7)	3,117
Net Income	$4,573	$3,674	$6,739		$14,987

Earnings per share - basic and diluted	$2.20	$2.28			$4.20
Cash dividends per common share	$1.28	$1.18			$1.28
Weighted average shares outstanding	2,079,635	1,608,358	(119,398	) (1)	3,568,595

4 | P a g e

Unaudited Pro Forma Condensed Consolidated Combined Statements of Income for the Year Ended December 31, 2022

($ In Thousands, Except Per Share Data)

	CCFNB Bancorp, Inc.	Muncy Bank Financial, Inc., Inc.	Transaction Accounting Adjustments		Pro Forma Combined Muncy Columbia Financial Corporation
Interest and Dividend Income
Interest and fees on loans	$21,279	$21,025	$10,777	(4)	$53,081
Interest on investment securities	4,506	2,456	2,038	(3)	9,000
Dividend and other interest income	198	116	—		314
Federal funds sold	20	—			20
Deposits in other banks	385	86	13	(3)	484
Total interest and dividend income	26,388	23,683	12,828		62,899

Interest Expense
Deposits	1,773	3,521	1,322	(9)	6,616
Short-term borrowings	2,286	339	—		2,625
Long-term borrowings	2	—	302	(10)	304
Total interest expense	4,061	3,860	1,624		9,545
Net interest income	22,327	19,823	11,204		53,354
(Credit) provision for loan losses	(1,810)	250	—		(1,560)
Net interest income after provision for loan losses	24,137	19,573	11,204		54,914

Non-Interest Income
Service charges and fees	2,117	904	—		3,021
Gain on sale of loans	478	111	—		589
Earnings on bank-owned life insurance	652	287	—		939
Brokerage	597	141	—		738
Trust	845	40	—		885
Losses on marketable equity securities	(37)	(26)	—		(63)
Realized (losses) gains on available-for-sale debt securities, net	(1,236)	3	—		(1,233)
Interchange fees	1,720	1,108	—		2,828
Other	935	335	—		1,270
Total non-interest income	6,071	2,903	—		8,974

Non-Interest Expense
Salaries and employee benefits	10,406	8,348	—		18,754
Occupancy	1,476	863	(27	) (6)	2,312
Furniture and equipment	1,757	1,612	—		3,369
Pennsylvania shares tax	412	430	—		842
Professional fees	1,390	663	—		2,053
Director's fees	314	274	—		588
Federal deposit insurance	262	177	—		439
Telecommunications	351	109	—		460
Automated teller machine and interchange	338	638	—		976
Other non-interest expense	2,362	1,936	2,279	(8)	6,577
Total non-interest expense	19,068	15,050	2,252		36,370
Income Before Income Tax Provision	11,140	7,426	8,952		27,518
Income tax provision	1,626	1,147	1,880	(7)	4,653
Net Income	$9,514	$6,279	$7,072		$22,865

Earnings per share - basic and diluted	$4.58	$3.90			$6.41
Cash dividends per common share	$1.67	$1.54			$1.67
Weighted average common shares outstanding	2,078,218	1,608,358	(119,398	) (1)	3,567,178

5 | P a g e

Unaudited Pro Forma Per Share Data For The Nine Months Ended September 30, 2023

	CCFNB Bancorp, Inc. Historical	Muncy Bank Financial, Inc. Historical	Pro Forma Combined Muncy Columbia Financial Corporation	Pro Forma Equivalent Muncy Columbia Financial Corporation Share (A)
For The Nine Months Ended September 30, 2023:
Net income per share - basic and diluted	$2.20	$2.28	$4.20	$3.89
Cash dividends per share	$1.28	$1.18	$1.28	$1.19

Unaudited Pro Forma Per Share Data For The Twelve Months Ended December 31, 2022

	CCFNB Bancorp, Inc. Historical	Muncy Bank Financial, Inc. Historical	Pro Forma Combined Muncy Columbia Financial Corporation	Pro Forma Equivalent Muncy Columbia Financial Corporation Share (A)
For the twelve months ended December 31, 2022
Net income per share - basic and diluted	$4.58	$3.90	$6.41	$5.93
Cash Dividends Per Share	$1.67	$1.54	$1.67	$1.55

(A)	Pro forma equivalent MCFC per share amount is calculated by multiplying the pro forma combined MCFC per share amount by the exchange ratio of 0.9259 in accordance with the definitive merger agreement.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED PRO FORMA COMBINED FINANCIAL STATEMENTS

(1)	At the effective time of the merger, each share of MBF’s common stock issued, and outstanding immediately prior to the effective time of the Merger (the “MBF Shares”) will be converted into the right to receive 0.9259 of a share of common stock, par value $1.25 per share, of MCFC.

The total estimated purchase price of $55.1 million used in the goodwill calculation, is based on CCFNB’s common stock price of $37.00 per share as of November 10, 2023, which represents the closing price of CCFNB’s common stock on November 10, 2023.

The following is a summary of the fair value of assets acquired and liabilities assumed resulting in goodwill. Goodwill is created when the purchase price consideration exceeds the fair value of the net assets acquired. Goodwill of $19.9 million resulted from the transaction; however, it is noted the fair value adjustments made to the acquired assets and liabilities are considered preliminary at this time and are subject to change as CCFNB finalizes its fair value determinations. The final adjustments may be materially different from the transaction accounting adjustments presented herein.

6 | P a g e

(dollars in thousands, except per share data)

Purchase Price Consideration in Common Stock
MBF common shares settled for stock	1,608,122
Exchange Ratio	0.926
CCFNB shares to be issued	1,488,960
Value assigned to MBF common shares (closing stock price as of 11/10/2023)	$37.00
Purchase price assigned to MBF common shares exchanged for CCFNB common stock		$55,092

Cash in lieu of fractional shares		$9

Total Purchase Price Consideration		$55,101

(Dollars in thousand)	Muncy Bank Financial, Inc. Book Value 9/30/2023	Fair Value Adjustments		Muncy Bank Financial, Inc. Fair Value 9/30/2023
Total purchase price consideration			(1)	$55,101

Recognized amounts of identifiable assets acquired and liabilities assumed
Cash and cash equivalents	$6,998	$—		$6,998
Interest-bearing time deposits	989	(13)	(3)	976
Securities, available for sale	89,982	49	(3)	90,031
Marketable equity securities, at fair value	353	—		353
Loans gross	515,388	(25,310)	(4)	490,078
Allowance credit losses	(5,153)	4,938	(5)	(215)
Loans, net of allowance	510,235	(20,372)		489,863
Restricted stock	5,245			5,245
Premises and equipment	17,338	(2,549)	(6)	14,789
Accrued interest receivable	2,303	—		2,303
Core deposit intangibles	—	12,078	(8)	12,078
Deferred tax asset	6,493	2,185	(7)	8,678
Other assets	20,529	464	(8)	20,993
Total identifiable assets acquired	660,465	(8,158)		652,307

Deposits	521,456	(1,895)	(9)	519,561
Borrowings	87,874	(999)	(10)	86,875
Accrued interest payable	1,267	—		1,267
Other liabilities	5,986	3,378	(11)	9,364
Total liabilities assumed	616,583	484		617,067
Total identifiable net assets	$43,882	(8,642)		35,240
Goodwill (not taxable)				$19,861

(2)	Balance sheet adjustments to reflect the reversal of MBF’s historical equity accounts to APIC and record the purchase price consideration for common stock.

		Balance Sheet
(Dollars in thousands, except per share data)		9/30/2023
Transaction accounting adjustment for common stock
Reversal of MBF’s common stock		$(747)

Number of CCFNB common shares issued	1,488,960
Par value of CCFNB common stock	$1.25
Par value of CCFNB common shares issued for merger		1,861
Total transaction accounting adjustment for common stock		$1,114

7 | P a g e

		Balance Sheet
(Dollars in thousands, except per share data)		9/30/2023
Transaction accounting adjustment for APIC
Reversal of MBF common stock to APIC		$747
Reversal of MBF retained earnings to APIC		56,611
Reversal of MBF accumulated other comprehensive loss to APIC		(18,791)
Reversal of MBF treasury stock to APIC		(3,982)
Shares of MBF	1,608,122
Exchange ratio	0.9259
Number of CCFNB Shares issued	1,488,960
Value assigned to CCFNB common shares	$37.00
Purchase price consideration for common stock	$55,092
Cash in lieu of fractional shares	9
Total purchase price	55,101
Par value of CCFNB shares issued for merger at $1.25 per share	(1,861)
APIC adjustment for CCFNB shares issued	53,231
Less: MBF Equity	(43,882)
Net adjustment to APIC for stock consideration		9,349
Total transaction accounting adjustment for APIC		$43,934

Balance Sheet
(Dollars in thousands, except per share data)	9/30/2023
Transaction accounting adjustment for retained earnings
Reversal of MBF retained earnings	$(56,611)
Acquisition activity - CCFNB merger costs	(1,500)
Provision for loan losses for Non-PCD loans	(2,932)
Total transaction accounting adjustment for retained earnings	$(61,043)

Balance Sheet
(Dollars in thousands, except per share data)	9/30/2023
Transaction accounting adjustment for accumulated other comprehensive loss
Reversal of MBF’s accumulated other comprehensive loss	$18,791
Total transaction accounting adjustment for accumulated other comprehensive loss	$18,791

Balance Sheet
(Dollars in thousands, except per share data)	9/30/2023
Transaction accounting adjustment for treasury stock
Reversal of MBF’s treasury stock	$3,982
Total transaction accounting adjustment for treasury stock	$3,982

(3)	Balance sheet and income statement adjustment to reflect a fair value adjustment discount for interest-bearing deposits in other banks of $13 thousand and a premium for securities available for sale of $49 thousand. Income statement adjustment includes existing available-for-sale securities negative fair value adjustment of $20.4 million to an accreting discount which will be accreted into income based on the expected life of the securities.

8 | P a g e

		Statements of Income
	Balance Sheet September 30, 2023	Nine Months Ended September 30, 2023	Twelve Months ended December 31, 2022
Interest-bearing deposits in other banks
Interest-bearing deposits in other banks fair value adjustment	$(13)	$13	$13
Total Interest-bearing deposits in other banks fair value adjustment	$(13)	$13	13

Securities held to maturity	$—	$—	$—

Investment securities available for sale
Investment securities available for sale fair value adjustment	$49	$1,528	$2,038
Total balance sheet adjustments for investment securities	$49	$1,528	2,038

(4)	Balance sheet adjustment to reflect the fair value discount for acquired PCD and non-PCD loans of $25.3 million of which $25.8 million is assigned to loans, $215 thousand is assigned to the allowance for credit losses (recorded to ACL in footnote 5) and the reversal of deferred loan fees, net of $237 thousand. The following table also includes the income statement impact of Non-PCD and PCD Accruing loans amortization which will be recognized over the expected life of the loans.

		Income Statement
	Balance Sheet September 30, 2023	Nine Months Ended September 30, 2023	Twelve Months ended December 31, 2022
Fair value adjustments on loans acquired
HFI Non-PCD loans interest rate fair value	$(19,346)	$7,038	$9,236
HFI Non-PCD loans general credit fair value	(4,518)	659	856
HFI PCD Accruing loans non-credit interest rate fair value	(1,310)	475	624
HFI PCD Accruing loans non-credit general credit fair value	(439)	52	62
HFI PCD Non-accruing loans non-credit interest rate fair value	(110)	—	—
HFI PCD Non-Accruing loans non-credit general credit fair value	(39)	—	—
Total fair value adjustment assigned to HFI loans	(25,762)	8,223	10,777
Reversal of deferred loan fees, net	237	—	—
Gross-up for PCD accruing ACL	205	—	—
Gross-up for PCD non-accruing ACL	10	—	—
Total adjustments to loans	$(25,310)	$8,223	$10,777

(5)	Balance sheet adjustment for the reversal of MBF’s existing allowance for loan losses of $5.1 million. Balance sheet adjustment of $215 thousand for PCD loan fair value assigned to the allowance for credit losses. Balance sheet and equity adjustment for the CECL allowance for credit losses of $2.9 million for acquired non-PCD loans (known as the “CECL Credit Double Count”). The pro forma income statement does not include a one-time provision expense of $2.9 million related to CECL allowance for credit losses for non-PCD loans as it is shown as a direct retained earnings adjustment.

		Statements of Income
	Balance Sheet September 30, 2023	Nine Months Ended September 30, 2023	Twelve Months ended December 31, 2022
Allowance for loan losses
Reversal of existing allowance for loan losses	$5,153	$—	$—
PCD Accruing allowance for credit losses	(205)	—	—
PCD Non-Accruing allowance for credit losses	(10)	—	—
Total adjustments to allowance for loan losses	4,938	—	—
CECL ACL for Non-PCD loans (“CECL Credit Double Count”)	(2,932)	—	—
Total balance sheet adjustments to allowance for credit losses	$2,006	$—	$—

(6)	Balance sheet and income statement adjustment to reflect the fair value of premises of $2.5 million and amortized over the expect life using the straight-line method over 40 years.

9 | P a g e

		Income Statement
	Balance Sheet September 30, 2023	Nine Months Ended September 30, 2023	Twelve Months ended December 31, 2022
Premises
Premises fair value	$(2,549)	$(20)	$(27)
Total balance sheet adjustments to premises	$(2,549)	$(20)	$(27)

(7)	Balance sheet adjustment to reflect the net deferred tax asset, at a rate of 21.00%, related to fair value adjustments, CECL allowance for credit losses for Non-PCD Loans, deferred tax asset adjustment to conform to MCFC’s tax position, and tax benefits related to MCFC one-time merger related charges. The related income tax provision related to these adjustments was applied using an effective tax rate of 21.00%.

		Statements of Income
	Balance Sheet September 30, 2023	Nine Months Ended September 30, 2023	Twelve Months ended December 31, 2022
Tax impact
Fair value adjustments	$2,696	$1,405	$1,880
Reversal of existing deferred fees, net	(50)	—	—
Reversal of existing allowance for loan losses	(1,113)	—	—
Reversal of merger related expenses for MCFC and MBF	—	107	—
Accrual of merger related expenses for MBF	652	—	—
Tax impact on purchase accounting items effecting goodwill	2,185	1,512	1,880
Accrual of merger related expenses for MCFC	322	—	—
Total tax impact	$2,507	$1,512	$1,880

(8)	Balance sheet and income statement adjustment to intangible assets to reflect the fair value of $12.1 million for acquired core deposit intangible asset and the related amortization adjustment based upon the sum-of-the years method over 10 years. Balance sheet and income statement adjustment to reflect the fair value of mortgage servicing rights of $464 thousand and the related amortization adjustment based upon the sum-of-the years method over 7 years.

		Statements of Income
	Balance Sheet September 30, 2023	Nine Months Ended September 30, 2023	Twelve Months ended December 31, 2022
Core deposit intangible asset and mortgage servicing rights
Core deposit intangible asset	$12,078	$1,647	$2,196
Mortgage servicing rights	464	63	83
Total balance sheet adjustment to core deposit intangible asset and mortgage servicing rights	$12,542	$1,710	$2,279

(9)	Balance sheet and income statement adjustment to reflect the fair value discount of $1.9 million on interest-bearing time deposit liabilities based on current interest rates for similar instruments. The adjustment will be recognized using an amortization method based upon the maturities of the deposit liabilities.

		Statements of Income
	Balance Sheet September 30, 2023	Nine Months Ended September 30, 2023	Twelve Months ended December 31, 2022
Certificates of Deposit	$(1,895)	$1,155	$1,322
	$(1,895)	$1,155	$1,322

(10)	Borrowings balance sheet and income statement adjustment to reflect the fair value discount of $999 thousand and will be amortized over the life of the borrowing.

10 | P a g e

		Income Statement
	Balance Sheet September 30, 2023	Nine Months Ended September 30, 2023	Twelve Months ended December 31, 2022
FHLB borrowings	$(999)	$229	$302
	$(999)	$229	$302

(11)	Balance sheet adjustment to reflect the cash payment of one-time merger related charges for MCFC and MBF Bancorp: (a) MBF Bancorp pre-tax charges are estimated at $3.4 million ($2.7 million after-tax), and (b) MCFC pre-tax charges are estimated at $1.8 million ($1.5 million after-tax) with the after-tax cost as reduction to retained earnings. The pro forma income statement does not include one-time merger-related expenses which will be expensed against income when incurred. It is noted that a tax benefit was not taken for certain merger obligations and costs that were not considered to be tax deductible. Additionally, an income statement adjustment was made to exclude a one-time merger and system related expenses that were incurred in 2023 for both MCFC and MBF. MCFC expenses were $1.2 million pre-tax or $1.1 million thousand after tax and MBF were $355 thousand pre-tax and $343 thousand after tax.

		Statements of Income
	Balance Sheet September 30, 2023	Nine Months Ended September 30, 2023	Twelve Months ended December 31, 2022
Other liabilities
Accrual for CCFNB’s merger expenses	1,822	—	—
Accrual for MBF’s merger expenses	3,378	—	—
Total adjustments for other liabilities	$5,200	$—	$—

11 | P a g e